MERRILL LYNCH
UTILITY INCOME
FUND, INC.



FUND LOGO




Quarterly Report

November 30, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.











Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH UTILITY INCOME FUND, INC.


DEAR SHAREHOLDER


During the quarter ended November 30, 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Early in the period, the deteriorating outlook for corporate profits amid signs of a weakening economy led to lower share prices in world stock markets. At the same time, the uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. Yields also declined in sovereign bond markets of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed US Treasury securities by a wide margin. Although a one-quarter point cut in the Federal Funds rate in late September did not restore investor confidence, an unexpected one-quarter point cut in October sparked a rally in stock and bond prices. The rally was fueled further by another easing of monetary policy in mid-November. However, by November quarter-end, share prices had resumed their decline amidst renewed investor uncertainties regarding global economic prospects.

As long as worldwide economic conditions appear fragile, it is likely that stock and bond market volatility will continue. For the overall global economy, the deepening recession in Japan is of great concern as well as the difficulties in emerging economies such as Russia and Brazil. The announcements of banking system reform and fiscal stimulus packages in Japan provided some encouragement to investors, but the effectiveness of these programs remains to be seen. A multilateral aid package to Brazil initially bolstered investor confidence regarding the prospects for this country and other emerging markets. Further progress in easing strains within the global financial system, combined with continued monetary easing on the part of the Federal Reserve Board, would likely provide an important element of stability to the volatile investment environment.


Portfolio Matters
For the three-month period ended November 30, 1998, total returns for Merrill Lynch Utility Income Fund, Inc.'s Class A, Class B, Class C, and Class D Shares were +5.18%, +5.09%, +5.00% and +5.11%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 3 and 4 of this report to shareholders.) This performance was in line with similar high-yield utility funds tracked by Lipper Analytical Services, Inc.

During the quarter ended November 30, 1998, there were significant capital inflows into the Fund. We welcome our new shareholders, and reiterate our investment objective: to seek high current income through the investment of at least 65% of assets in both equities and bonds of companies in the electric, telecommunications, natural gas and water sectors. At November 30, 1998, the Fund's equity holdings were all US-based companies, though the Fund has the flexibility to invest up to 20% of its total assets in securities of foreign issuers. Electric utility stocks were the largest industry representation at 55.5% of net assets spread across 28 companies. The Fund had 5.7% of its net assets invested in natural gas and 1.3% in water utilities. Also, nearly 28% of the Fund's net assets were invested in utility bonds, with the dominant sector being telecommunications. The yields on the stocks of telecommunications companies were too low to meet the investment objective of the Fund. However, telecommunication bonds offered attractive yields and allowed for further diversification.

The investment outlook is different for the four utility sectors in which we invest. The electric utility sector is being driven by continued restructuring and actions taken by regulators, which has resulted in some improved valuation targets. Moreover, merger and acquisition activity is becoming more significant.


Merrill Lynch Utility Income Fund, Inc.
November 30, 1998


Telecommunications companies' fortunes are being driven by increased demand for services as a result of greater usage of the Internet, home offices and mobile telephony. Natural gas, the sector most impacted by the weather, is also a part of the merger and acquisition investment theme. Investments in this sector have primarily centered on local distribution companies with little sensitivity to the change in natural gas prices. Furthermore, they tend to be more regulated, which may provide greater stability in revenues and earnings and allow for higher dividend payments. The water utility sector, which is the smallest in terms of market capitalization, also offers attractive potential returns. Many consider water to be the last monopoly-based sector in the utility industry, but companies within the sector operate with rates that are determined by state regulators.


Investment Activities
During the November quarter, the Fund significantly increased its fixed-income position through the acquisition of seven bond issues. Also, we purchased shares of three new electric utility equities, and added KeySpan Energy Corporation, a gas utility company, to the portfolio. This company distributes natural gas through its principal subsidiary, Brooklyn Union Gas Co. to more than 1.1 million customers in New York City's boroughs of Staten Island, Queens and Brooklyn. KeySpan merged with the electricity-generation and natural-gas operations of Long Island Lighting Co. in June 1998. Eastern Utilities Associates was also added to the portfolio during the quarter. The company supplies retail electric service to approximately 294,000 customers in 33 communities in Rhode Island and southeastern Massachusetts. Rochester Gas & Electric Corporation, another investment during the November quarter, produces and distributes electricity and distributes natural gas in parts of nine counties in and around Rochester, New York. Approximately two-thirds of the company's revenue comes from the sale of electricity, and the rest is derived from the sale of natural gas. Over one-half of the company's electricity comes from nuclear sources. Finally, we added shares of WPS Resources Corp. to the Fund's domestic utility electric holdings. This Wisconsin-based company is a regulated electric and gas utility. The company's strategy is to provide reliable service and new products, to maintain and grow its customer base, and to reduce costs to maintain its advantage of low prices in the region. In addition to these new positions, we added to several existing holdings. Our focus remained on expanding attractively valued positions with yields higher than the Standard & Poor's Electric Utility Index.

The utility sector continues to await an acquisition of a US-based utility company by a foreign utility. We agree with industry experts that such activity would signal a new round of mergers and acquisitions in the domestic electric utility sector. Such actions become more realistic as the US electric utility industry continues to restructure, and companies are compelled to define themselves as either a distributor, transmitter or generator of electricity instead of a fully integrated company offering all three services. This distinction becomes increasingly important as distribution and transmission continue to be viewed as more stable businesses subject to regulatory returns, while generation is perceived as a commodity business.


In Conclusion
We thank you for your investment in Merrill Lynch Utility Income
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Walter D. Rogers)
Walter D. Rogers
Senior Vice President and Portfolio Manager


January 5, 1999





Merrill Lynch Utility Income Fund, Inc.
November 30, 1998


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                             12 Month     3 Month    Since Inception
                                                             % Change     % Change     Total Return
ML Utility Income Fund, Inc. Class A Shares                   +14.95%      +5.18%         +52.89%
ML Utility Income Fund, Inc. Class B Shares                   +14.20       +5.09          +47.11
ML Utility Income Fund, Inc. Class C Shares                   +13.92       +5.00          +71.30
ML Utility Income Fund, Inc. Class D Shares                   +14.76       +5.11          +75.82

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A &Class B Shares, from 10/29/93 to 11/30/98 and Class C & Class D Shares, from 10/21/94 to 11/30/98.



Merrill Lynch Utility Income Fund, Inc.
November 30, 1998


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        +23.92%        +18.97%
Inception (10/29/93)
through 9/30/98                           + 9.04         + 8.14

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        +22.98%        +18.98%
Inception (10/29/93)
through 9/30/98                           + 8.21         + 8.21

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                        +22.80%        +21.80%
Inception (10/21/94)
through 9/30/98                           +14.70         +14.70

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        +23.70%        +18.75%
Inception (10/21/94)
through 9/30/98                           +15.43         +14.24

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO INFORMATION


As of November 30, 1998

                                             Percent of
Ten Largest Holdings                         Net Assets

WorldCom Inc., 7.75% due 4/01/2007               3.4%
The Williams Companies, Inc., 6.625%
  due 11/15/2004                                 3.3
U.S. West Capital Funding Inc., 6.375%
  due 7/15/2008                                  3.2
GTE Corp., 6.36% due 4/15/2006                   3.2
Consumers Energy, 6.375% due 2/01/2008           3.0
Ameren Corporation                               2.7
New England Electric System                      2.7
Dominion Resources, Inc.                         2.6
Allegheny Energy, Inc.                           2.5
FirstEnergy Corp.                                2.5


Stock Portfolio Changes
For the Quarter Ended November 30, 1998

Additions (Equity Investments)

Eastern Utilities Associates
KeySpan Energy Corporation
Rochester Gas & Electric Corporation
WPS Resources Corp.

Deletion (Equity Investments)

Washington Water Power Co.



Merrill Lynch Utility Income Fund, Inc.
November 30, 1998

SCHEDULE OF INVESTMENTS
                           Shares                                                                              Percent of
Industries                  Held                    Stocks                            Cost          Value      Net Assets
Utilities--Electric        49,000     Allegheny Energy, Inc.                    $ 1,231,050      $ 1,653,750         2.5%
                           43,600     Ameren Corporation                          1,782,353        1,795,775         2.7
                           24,600     American Electric Power Company, Inc.         892,569        1,140,825         1.7
                           47,000     Baltimore Gas & Electric Co.                1,286,708        1,442,312         2.2
                           11,000     CINergy Corp.                                 284,857          380,187         0.6
                           36,000     Central and South West Corporation            988,020          990,000         1.5
                           45,000     Conectiv, Inc.                                924,651        1,035,000         1.6
                           29,100     Consolidated Edison, Inc.                     980,888        1,478,644         2.2
                           31,400     DTE Energy Company                            984,627        1,369,825         2.1
                           36,800     Dominion Resources, Inc.                    1,737,197        1,699,700         2.6
                           65,000     Eastern Utilities Associates                1,671,525        1,604,687         2.4
                           52,900     FirstEnergy Corp.                           1,280,193        1,636,594         2.5
                           34,000     Florida Progress Corp.                      1,105,601        1,453,500         2.2
                           27,500     GPU, Inc.                                     767,170        1,204,844         1.8
                           45,300     Houston Industries, Inc.                    1,274,853        1,432,612         2.2
                           52,000     Nevada Power Co.                            1,249,626        1,231,750         1.9
                           26,000     New Century Energies, Inc.                    841,935        1,249,625         1.9
                           42,500     New England Electric System                 1,588,405        1,774,375         2.7
                           56,600     Northern States Power Co.                   1,443,838        1,538,812         2.3
                           70,800     PacifiCorp.                                 1,375,936        1,327,500         2.0
                           54,500     Potomac Electric Power Company              1,408,427        1,420,406         2.2
                           29,400     Public Service Enterprise Group, Inc.         947,445        1,146,600         1.7
                           35,000     Puget Sound Energy, Inc.                      995,169          949,375         1.5
                           50,000     Rochester Gas & Electric Corporation        1,571,501        1,537,500         2.3
                           43,400     The Southern Company                          923,825        1,280,300         1.9
                           21,000     Texas Utilities Company                       715,885          935,813         1.4
                           32,600     Unicom Corp.                                  954,082        1,228,613         1.9
                           20,000     WPS Resources Corp.                           673,700          675,000         1.0
                                                                                -----------      -----------       ------
                                                                                 31,882,036       36,613,924        55.5

Utilities--Gas             40,300     AGL Resources Inc.                            741,707          868,969         1.3
                           44,000     KeySpan Energy Corporation                  1,344,960        1,306,250         2.0
                           10,000     New Jersey Resources Corp.                    282,913          389,375         0.6
                           48,000     Sempra Energy                               1,165,493        1,203,000         1.8
                                                                                -----------      -----------       ------
                                                                                  3,535,073        3,767,594         5.7

Utilities--Water            9,400     E'town Corporation                            379,991          395,975         0.6
                           20,500     United Water Resources Inc.                   380,330          425,375         0.7
                                                                                    760,321          821,350         1.3
                                                                                -----------      -----------       ------
                                      Total Stocks                               36,177,430       41,202,868        62.5


                          Face
                         Amount            Corporate Bonds

Industrial--Energy     $2,150,000     The Williams Companies, Inc.,
                                      6.625% due 11/15/2004                       2,214,994        2,205,298         3.3

Telecommunications      2,000,000     GTE Corp., 6.36% due 4/15/2006              2,113,280        2,086,780         3.2
                        1,000,000     Southwestern Bell Corp., 7% due
                                      7/01/2015                                   1,034,480        1,090,910         1.6
                        2,000,000     U.S. West Capital Funding Inc.,
                                      6.375% due 7/15/2008                        2,135,760        2,109,180         3.2
                        1,000,000     United Telephone of Florida, 6.875%
                                      due 7/15/2013                               1,019,950        1,042,740         1.6
                        2,000,000     WorldCom Inc., 7.75% due 4/01/2007          2,268,560        2,249,860         3.4
                                                                                -----------      -----------       ------
                                                                                  8,572,030        8,579,470        13.0



Merrill Lynch Utility Income Fund, Inc.
November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)
                            Face                                                                               Percent of
Industries                 Amount              Corporate Bonds                        Cost          Value      Net Assets
Utilities--Electric    $1,000,000     Alabama Power Co., 5.375% due
                                      10/01/2008                                $   985,660      $   973,210         1.5%
                        2,000,000     Consumers Energy, 6.375% due 2/01/2008      2,035,100        2,026,150         3.0
                        1,000,000     Public Service Company of Colorado,
                                      6.375% due 11/01/2005                         991,300        1,046,520         1.6
                                                                                -----------      -----------       ------
                                                                                  4,012,060        4,045,880         6.1

Utilities--Gas          1,500,000     ENSERCH Corp., 6.375% due 2/01/2004         1,491,030        1,552,575         2.4
                        1,000,000     El Paso Natural Gas Co., 7.75% due
                                      1/15/2002                                   1,090,950        1,046,460         1.6
                        1,000,000     KN Energy, Inc., 6.65% due 3/01/2005        1,019,850        1,001,590         1.5
                                                                                -----------      -----------       ------
                                                                                  3,601,830        3,600,625         5.5

                                      Total Corporate Bonds                      18,400,914       18,431,273        27.9

                                             Short-Term Securities

Commercial Paper*       2,202,000     Ford Motor Credit Company, 5.51%
                                      due 12/01/1998                              2,202,000        2,202,000         3.3

US Government           5,000,000     Federal National Mortgage Association,
Agency Obligations*                   4.97% due 1/07/1999                         4,974,460        4,974,460         7.6

                                      Total Short-Term Securities                 7,176,460        7,176,460        10.9

Total Investments                                                               $61,754,804       66,810,601       101.3
                                                                                ===========
Liabilities in Excess of Other Assets                                                               (886,934)       (1.3)
                                                                                                 -----------       ------
Net Assets                                                                                       $65,923,667       100.0%
                                                                                                 ===========       ======

Net Asset Value:      Class A--Based on net assets of $3,783,333 and 329,545
                               shares outstanding                                                $     11.48
                                                                                                 ===========
                      Class B--Based on net assets of $51,561,110 and 4,492,651
                               shares outstanding                                                $     11.48
                                                                                                 ===========
                      Class C--Based on net assets of $5,881,571 and 513,475
                               shares outstanding                                                $     11.45
                                                                                                 ===========
                      Class D--Based on net assets of $4,697,653 and 408,421
                               shares outstanding                                                $     11.50
                                                                                                 ===========


*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Fund.




Merrill Lynch Utility Income Fund, Inc.
November 30, 1998


OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Walter D. Rogers, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863